UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-21577                 84-1100630
(State or other jurisdiction of        Commission            (I.R.S. Employer
 incorporation or organization)        File Number        Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                          (303) 440-5220 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference in to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On November 4, 2004, the registrant issued a press release regarding earnings for the fiscal period ended September 25, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished pursuant to Item 2.02 of Form 8-K:

      Exhibit 99.1 Press Release of Wild Oats Markets, Inc. dated November 4, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 Wild Oats Markets, Inc.
                                                 (Registrant)

                                                 By:  /s/ Freya R. Brier
                                                      --------------------------
                                                      Freya R. Brier
Date: November 4, 2004                                Executive Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

Exhibit 99.1    Press Release of Wild Oats Markets, Inc. dated November 4, 2004.